UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2017

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way Mason, OH	45040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Exhibit 99.1 to the Registrant's Form 8-K filed on February 28, 2017 included two typographical errors that are corrected by Exhibit 99.1 filed herewith. The typographical errors were in the Statement of Operations table under the sections captioned Cost of Revenue for the twelve months ended December 31, 2016 and Domestic AtriClip Revenue for the twelve months ended December 31, 2015.

Item 2.02.Results of Operations and Financial Condition.

On February 28, 2017, AtriCure, Inc. issued a press release regarding its financial results for the fourth quarter and full year ended December 31, 2016. The Company will hold a conference call on February 28, 2017 at 4:30 p.m. Eastern Time to discuss the financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits
No.	Description
99.1	Press Release dated February 28, 2017 relating to financial results for the fourth quarter and full year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	March 2, 2017	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer